                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                         _____________________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (date of earliest event report)          03-Nov-97
          ClassNotes Trust 1997-I and the originators listed below under Sale and Servicing Agreement, dated as of February 28, 1997 providing for the issuance of ClassNotes Trust 1997-1, Asset Backed Series 1997-1


                         Trans-World Insurance Company
                         -----------------------------
                                ClassNotes Inc.
================================================================================
            (Exact name of regristrant as specified in its charter)


          New Jersey
          ----------
          Arizona              333-18877-01      91-181-5460
          -------              ------------      -----------
          State or other       (Commission       (IRS Employer
          jurisdiction of      File Number)      ID Number)
          incorporation)


          2840 Morris Avenue, Union, New Jersey 07083
          ----------------------------------------------------------------------
          (Address of principal executive officer)


          Regristrant's Telephone Number,                          908-686-2000
                                                                 --------------
          including area code:


                                      n/a
         -----------------------------------------------------------------------
             (Former name or former address, if changed since last report)

     Item 5    Other Events
               ------------


Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-1, Class A-2 and Class A-3 Noteholders with respect to the following Distribution
Dates:

A-1...........................................................    03-Nov-97
                                                                  10-Nov-97
                                                                  17-Nov-97
                                                                  24-Nov-97

A-2...........................................................    05-Nov-97


A-3...........................................................    13-Nov-97


     Item 7    Financial Statements and Exhibits
               ---------------------------------


The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              Trans-World Insurance Co.


                                              By:  \s\ Harry Puglisi
                                                 -------------------
                                              Name:  Harry Puglisi
                                                Title:    Treasurer


Dated:  Nov 30, 1997

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                           CLASSNOTES TRUST 1997 - I
     Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
     CLASS A-1              Determination Date                10/28/97
Cusip #  182743-AG9         Distribution Date                 11/03/97
                            Record Date                       10/30/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                 CLASS A-1 NOTES                                                        2,550,000.00
                 Per $50,000 original principal amount of the Notes                     1,516.954194


(ii) Amount of Interest being paid or distributed in respect of the Notes

                 CLASS A-1 NOTES                                                           92,174.83
                 Per $50,000 original principal amount of the Notes                        54.833333


(iii)    (A) Amount of Noteholders' Auction Rate
             Interest Carryover being paid or distributed in respect of the Notes

                 CLASS A-1 NOTES                                                                0.00
                 Per $50,000 original principal amount of the Notes                         0.000000

         (B) Remaining Amount of Noteholders' Auction
             Rate Interest Carryover to be paid or distributed in respect of the Notes

                 CLASS A-1 NOTES                                                                0.00
                 Per $50,000 original principal amount of the Notes                         0.000000


(iv)     Pool Balance at end of preceding Collection Period                           273,143,888.50


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                 CLASS A-1 NOTES                                                       81,500,000.00


(vi)     Applicable Interest Rate:
                 (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                                   CLASS A-1 NOTES
                                     PERIOD 1                                               5.615000%
                                     PERIOD 2                                               5.600000%
                                     PERIOD 3                                               5.600000%
                                   CURRENT RATE       (Based on Auction)                    5.640000%

                        2.  NET LOAN RATE
                                      PERIOD 1                                              6.770000%
                                      PERIOD 2                                              6.596000%
                                      PERIOD 3                                              6.590000%

                 (b)   Amount of  Interest  that would have been paid
                       on such Note Distribution Date if Interest was
                       calculated  instead based on the Net Loan Rate                     107,756.77

(vii)    (a) Service Fee for related Collection Period  (Pro Rata)                         31,159.84
                     Per $50,000 original principal amount of the Notes                    18.536490

         (b) Service Fee Carryover for related Collection Period
             1.  Distributed                                                                    0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2.  Remaining Balance                                                              0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee  (Pro Rata)                                             1,062.50
                     Per $50,000 original principal amount of the Notes                     0.632064

             2.  Auction Agent Fee (Pro  Rata)                                              3,789.58
                     Per $50,000 original principal amount of the Notes                     2.254362

             3.  Indenture Trustee Fee (Pro  Rata)                                              0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       608.53
                     Per $50,000 original principal amount of the Notes                     0.362007

             5. Surety Provider Fee (Pro Rata)                                              5,855.56
                      Per  $50,000 original principal amount of the Notes                   3.483376


(ix)     Amount of payments to the Surety Provider in  reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
         such draw)                                                                             0.00

(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                 0.00

         (b) Amount in the Pre-Funding Account                                              6,737.07

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                        0.00
                     (b) CLASS A-1 NOTES (Only if Class___ Notes
                         have been paid in full)                                                0.00

(xvii)   Aggregate  amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                       0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                    1,872,780.88
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                    1,079,221.89
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                     702,233.19
             Delinquent

         (d) Number of Financed Student Loans that are more than 181                      233,710.83
             days Delinquent

         (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                                              19,489.00

(xix)    Parity Percentage             Numerator             291,760,024.43
                                                             --------------
         as of      09/30/97         Denominator             291,657,890.64                   100.04%

(xx)     Excess of amounts deposited into the Collection
         Account with respect to the sale by the Trust of
         Serial Loans over the aggregate Purchase amount
         of such loans (such excess to be distributed to
         Student Holdings)                                                                 34,025.86

(xxi)    Amount of Additional Principal Payments, if any, made on
         such Distribution Date                                                                 0.00

The Money Store, Inc.

By:  \s\ Harry Puglisi
   -------------------
      Harry Puglisi
        Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                           CLASSNOTES TRUST 1997 - I
     Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
     CLASS A-1              Determination Date               11/04/97
Cusip #  182743-AG9         Distribution Date                11/10/97
                            Record Date                      11/06/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                 CLASS A-1 NOTES                                                        2,550,000.00
                 Per $50,000 original principal amount of the Notes                     1,564.417178


(ii) Amount of Interest being paid or distributed in respect of the Notes

                 CLASS A-1 NOTES                                                           90,329.17
                 Per $50,000 original principal amount of the Notes                        55.416667


(iii)    (A) Amount of Noteholders' Auction Rate
             Interest Carryover being paid or distributed in respect of the Notes

                 CLASS A-1 NOTES                                                                0.00
                 Per $50,000 original principal amount of the Notes                         0.000000

         (B) Remaining Amount of Noteholders' Auction
             Rate Interest Carryover to be paid or distributed in respect of the Notes

                 CLASS A-1 NOTES                                                                0.00
                 Per $50,000 original principal amount of the Notes                         0.000000


(iv)     Pool Balance at end of preceding Collection Period                           273,143,888.50


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                 CLASS A-1 NOTES                                                       81,500,000.00


(vi)     Applicable Interest Rate:
                 (a)  In general:
                      1.  Auction Rate for the prior Interest Period:

                                  CLASS A-1 NOTES
                                     PERIOD 1                                               5.600000%
                                     PERIOD 2                                               5.600000%
                                     PERIOD 3                                               5.640000%
                                  CURRENT RATE       (Based on Auction)                     5.700000%

                      2.  NET LOAN RATE
                                     PERIOD 1                                               6.770000%
                                     PERIOD 2                                               6.596000%
                                     PERIOD 3                                               6.590000%

                 (b)  Amount of Interest that would have been paid
                      on such Note Distribution Date if Interest was
                      calculated  instead based on the Net Loan Rate                      104,433.19

(vii)    (a) Service Fee for related Collection Period  (Pro Rata)                         31,159.84
                     Per $50,000 original principal amount of the Notes                    19.116466

         (b) Service Fee Carryover for related Collection Period
             1.  Distributed                                                                    0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2.  Remaining Balance                                                              0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee  (Pro Rata)                                             1,062.50
                     Per $50,000 original principal amount of the Notes                     0.651840

             2.  Auction Agent Fee (Pro Rata)                                               3,789.58
                     Per $50,000 original principal amount of the Notes                     2.324898

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       608.53
                     Per $50,000 original principal amount of the Notes                     0.373334

             5.  Surety Provider Fee (Pro Rata)                                             5,855.56
                     Per $50,000 original principal amount of the Notes                     3.592365


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
         such draw)                                                                             0.00

(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                 0.00

         (b) Amount in the Pre-Funding Account                                              6,737.07

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                        0.00
                     (b) CLASS A-1 NOTES (Only if Class___ Notes
                         have been paid in full)                                                0.00

(xvii)   Aggregate  amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                           0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are 30 to 60 days                   1,872,780.88
              Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                    1,079,221.89
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                     702,233.19
             Delinquent

         (d) Number of Financed Student Loans that are more than 181                      233,710.83
             days Delinquent

         (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                                              19,489.00

(xix)    Parity Percentage                 Numerator           291,760,024.43
                                                               --------------
         as of      09/30/97             Denominator           291,657,890.64                 100.04%

(xx)     Excess of amounts deposited into the Collection
         Account with respect to the sale by the Trust of
         Serial Loans over the aggregate Purchase amount
         of such loans (such excess to be distributed to
         Student Holdings)                                                                 34,025.86

(xxi)    Amount of Additional Principal Payments, if any, made on
         such Distribution Date                                                                 0.00


The Money Store, Inc.


By:  \s\ Harry Puglisi
   -------------------
     Harry Puglisi
        Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                           CLASSNOTES TRUST 1997 - I
     Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
     CLASS A-1              Determination Date          11/10/97
Cusip # 182743-AG9          Distribution Date           11/17/97
                            Record Date                 11/13/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                            0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                       89,536.81
                     Per $50,000 original principal amount of the Notes                    54.930556


(iii)    (A) Amount of Noteholders' Auction Rate
             Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                            0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

         (B) Remaining Amount of Noteholders' Auction
             Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                            0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(iv)     Pool Balance at end of preceding Collection Period                           273,143,888.50


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                   81,500,000.00


(vi)     Applicable Interest Rate:
                     (a) In general:
                         1.  Auction Rate for the prior Interest Period:

                                   CLASS A-1 NOTES
                                       PERIOD 1                                             5.600000%
                                       PERIOD 2                                             5.640000%
                                       PERIOD 3                                             5.700000%
                                   CURRENT RATE       (Based on Auction)                    5.650000%

                         2.  NET LOAN RATE
                                       PERIOD 1                                             6.770000%
                                       PERIOD 2                                             6.596000%
                                       PERIOD 3                                             6.590000%

                     (b) Amount of  Interest  that would have been paid
                         on such Note Distribution Date if Interest was
                         calculated instead based on the Net Loan Rate                    104,433.19

(vii)    (a) Service Fee for related Collection Period  (Pro Rata)                         31,159.84
                     Per $50,000 original principal amount of the Notes                    19.116466

         (b) Service Fee Carryover for related Collection Period
             1.  Distributed                                                                    0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2.  Remaining Balance                                                              0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              1,062.50
                     Per $50,000 original principal amount of the Notes                     0.651840

             2.  Auction Agent Fee (Pro Rata)                                               3,789.58
                     Per $50,000 original principal amount of the Notes                     2.324898

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       608.53
                     Per $50,000 original principal amount of the Notes                     0.373334

             5.  Surety Provider Fee (Pro Rata)                                             5,855.56
                     Per $50,000 original principal amount of the Notes                     3.592365


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii )  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
         such draw)                                                                             0.00

(xiv)    (a)   Portion (if any) of the distribution attributable to amounts on
               deposit in the Pre-Funding Account                                               0.00

         (b)   Amount in the Pre-Funding Account                                            6,737.07

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for Additional Financed Student Loans during the preceding
         collection  period                                                                     0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

              (a) CLASS A-1 NOTES                                                               0.00
              (b) CLASS A-1 NOTES (Only if Class___ Notes
                  have been paid in full)                                                       0.00

(xvii)   Aggregate  amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                           0.00

(xviii)  As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days
               Delinquent                                                               1,872,780.88

          (b)  Number of Financed Student Loans that are 61 to 90 days
                Delinquent                                                              1,079,221.89

          (c)  Number of Financed Student Loans that are 91 to 180 days
               Delinquent                                                                 702,233.19

          (d)  Number of Financed Student Loans that are more than 181
               days Delinquent                                                            233,710.83

          (e)  Number of  Financed  Student  Loans for which  claims have been filed with the  appropriate  Guarantor  and which are  awaiting
               payment                                                                     19,489.00

(xix)     Parity Percentage                 Numerator               291,760,024.43
          as of         09/30/97             Denominator            291,657,890.64            100.04%

(xx)      Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such  loans  (such  excess to be  distributed  to  Student
          Holdings)                                                                        34,025.86

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                0.00

The Money Store, Inc.



By:  \s\ Harry Puglisi
  --------------------
      Harry Puglisi
       Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

================================================================================
                           CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
         CLASS A-1              Determination Date          11/18/97
Cusip # 182743-AG9              Distribution Date           11/24/97
                                Record Date                 11/20/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                 CLASS A-1 NOTES                                                       0.00
                 Per $50,000 original principal amount of the Notes                0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                 CLASS A-1 NOTES                                                  89,536.81
                 Per $50,000 original principal amount of the Notes               54.930556


(iii)    (A) Amount of Noteholders' Auction Rate
             Interest Carryover being paid or distributed in respect of the Notes

                 CLASS A-1 NOTES                                                       0.00
                 Per $50,000 original principal amount of the Notes                0.000000

         (B) Remaining Amount of Noteholders' Auction
             Rate Interest Carryover to be paid or distributed in respect of the Notes

                 CLASS A-1 NOTES                                                       0.00
                 Per $50,000 original principal amount of the Notes                0.000000


(iv)     Pool Balance at end of preceding Collection Period                  270,151,258.57


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                 CLASS A-1 NOTES                                              81,500,000.00


(vi)     Applicable Interest Rate:
                     (a) In general:
                          1.  Auction Rate for the prior Interest Period:

                                      CLASS A-1 NOTES
                                         PERIOD 1                                 5.640000%
                                         PERIOD 2                                 5.700000%
                                         PERIOD 3                                 5.650000%
                                       CURRENT RATE  (Based on Auction)           5.650000%

                          2.  NET LOAN RATE
                                         PERIOD 1                                 6.770000%
                                         PERIOD 2                                 6.596000%
                                         PERIOD 3                                 6.590000%

                     (b) Amount of Interest that would have been paid
                         on such Note Distribution Date if Interest was
                         calculated instead based on the Net Loan Rate           104,433.19

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                 30,861.12
                     Per $50,000 original principal amount of the Notes           18.933202

         (b) Service Fee Carryover for related Collection Period
             1.  Distributed                                                           0.00
                     Per $50,000 original principal amount of the Notes            0.000000

             2.  Remaining Balance                                                     0.00
                     Per $50,000 original principal amount of the Notes            0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee  (Pro Rata)                                    1,050.63
                     Per $50,000 original principal amount of the Notes            0.644555

             2.  Auction Agent Fee (Pro Rata)                                      1,873.61
                     Per $50,000 original principal amount of the Notes            1.149457

             3.  Indenture Trustee Fee (Pro Rata)                                      0.00
                     Per $50,000 original principal amount of the Notes            0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                              603.70
                     Per $50,000 original principal amount of the Notes            0.370370

             5.  Surety Provider Fee (Pro Rata)                                    5,603.48
                     Per $50,000 original principal amount of the Notes            3.437719


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                   0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                        0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                     0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                    0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                        0.00

         (c) Amount in the Reserve Account                                             0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
         such draw)                                                                    0.00

(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                        0.00

         (b) Amount in the Pre-Funding Account                                         0.00

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                        0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                 (a) CLASS A-1 NOTES                                                   0.00
                 (b) CLASS A-1 NOTES (Only if Class____ Notes
                     have been paid in full)                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                              0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days           1,505,962.53
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days             751,980.64
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days          1,296,292.42
             Delinquent

         (d) Number of Financed Student Loans that are more than 181             153,628.53
             days Delinquent

         (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                                    203,205.06

(xix)    Parity Percentage              Numerator           293,360,710.95
         as of      10/31/97            Denominator         290,973,908.25          100.82%

(xx)     Excess of amounts deposited into the Collection
         Account with respect to the sale by the Trust of
         Serial Loans over the aggregate Purchase amount
         of such loans (such excess to be distributed to
         Student Holdings)                                                        40,364.68

(xxi)    Amount of Additional Principal Payments, if any, made on
         such Distribution Date                                                        0.00


The Money Store, Inc.


By: \s\ Harry Puglisi
   --------------------
     Harry Puglisi

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                           CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
         CLASS A-2            Determination Date          10/30/97
Cusip #  182743-AH7           Distribution Date           11/05/97
                              Record Date                 11/03/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                 CLASS A-2 NOTES                                                           0.00
                 Per $50,000 original principal amount of the Notes                    0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                 CLASS A-2 NOTES                                                     404,849.67
                 Per $50,000 original principal amount of the Notes                  217.661111


(iii)    (A) Amount of  Noteholders' Auction Rate
             Interest Carryover being paid or distributed in respect of the Notes


                 CLASS A-2 NOTES                                                           0.00
                 Per $50,000 original principal amount of the Notes                    0.000000


         (B) Remaining Amount of Noteholders' Auction
             Rate Interest Carryover to be paid or distributed in respect of the Notes

                 CLASS A-2 NOTES                                                           0.00
                 Per $50,000 original principal amount of the Notes                    0.000000


(iv)     Pool Balance at end of preceding Collection Period                      273,143,888.50


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                 CLASS A-2 NOTES                                                  93,000,000.00


(vi)     Applicable Interest Rate:
                     (a) In general:
                          1.  Auction Rate for the prior Interest Period:

                                      CLASS A-2 NOTES
                                         PERIOD 1                                     5.650000%
                                         PERIOD 2                                     5.600000%
                                         PERIOD 3                                     5.645000%

              CURRENT RATE  (Based on Auction)               5.597000%

                          2.  NET LOAN RATE
                                         MONTH 1                                      6.770000%
                                         MONTH 2                                      6.596000%
                                         MONTH 3                                      6.590000%

                     (b) Amount of  Interest  that would have been paid
                         on such Note Distribution Date if Interest was
                         calculated instead based on the Net Loan Rate              477,033.17

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                    32,487.28
                     Per $50,000 original principal amount of the Notes              17.466280

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                               0.00
                     Per $50,000 original principal amount of the Notes               0.000000

             2. Remaining Balance                                                         0.00
                     Per $50,000 original principal amount of the Notes               0.000000


(viii)   Amount of Fees for related Collection Period:

             1. Administration Fee  (Pro Rata)                                        1,162.50
                     Per $50,000 original principal amount of the Notes               0.625000

             2. Auction  Agent  Fee (Pro Rata) Per  $50,000                          19,403.04
                     original principal amount of the Notes                          10.431741

             3. Indenture  Trustee  Fee (Pro Rata) Per  $50,000                           0.00
                     original principal amount of the Notes                           0.000000

             4. Eligible Lender Trustee Fee (Pro Rata) Per $50,000                      665.81
                     original principal amount of the Notes                           0.357961

             5. Surety  Provider  Fee (Pro Rata) Per  $50,000                         6,406.67
                     original principal amount of the Notes                           3.444444


(ix)     Amount of payments to the Surety Provider in
         reimbursement of prior draws under any Note
         Surety Bond or the Certificate Surety Bond                                       0.00

(x)      Aggregate amount of Realized losses for the
         related Collection period                                                        0.00

(xi)     Aggregate amount received with respect to Financed Student Loans for
         which Realized Losses were allocated previously                                  0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                       0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                           0.00

         (c) Amount in the Reserve Account                                                0.00


(xiii) Amount of any draw required to be made under a Note Surety bond (together with any other information required to make

            such draw)                                     0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to
                 amounts on deposit in the Pre-Funding Account                            0.00


         (b)     Amount in the Pre-Funding Account                                    6,737.07

(xv)     Aggregate  amount  if any paid by the  Eligible  Lender Trustee  for
         Additional Financed Student Loans during the preceding collection
         period                                                                           0.00


(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

              (a) CLASS A-1 NOTES                                                         0.00
              (b) CLASS A-1 NOTES (Only if Class___ Notes
                    have been paid in full)                                               0.00

(xvii)   Aggregate  amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                     0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are 30 to 60 days             1,872,780.88
              Delinquent

         (b)  Number of Financed Student Loans that are 61 to 90 days             1,079,221.89
              Delinquent

         (c)  Number of Financed Student Loans that are 91 to 180 days              702,233.19
              Delinquent

         (d)  Number of Financed Student Loans that are more than 181               233,710.83
              days Delinquent

         (e)  Number of  Financed  Student  Loans for which  claims have been filed with the  appropriate  Guarantor  and which are  awaiting
              payment                                                                19,489.00

(xix)     Parity Percentage              Numerator     291,760,024.43
                                                       --------------
          as of      09/30/97          Denominator     291,657,890.64                   100.04%

(xx)      Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
          Holdings)                                                                  34,025.86

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                          0.00

The Money Store, Inc.


By:  \s\ Harry Puglisi
----------------------
Harry Puglisi
Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                          CLASSNOTES TRUST  1997 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale &
 Servicing Agreement
      CLASS A-3          Determination Date          11/06/97
Cusip #  182743-AJ3      Distribution Date           11/13/97
                         Record Date                 11/08/97
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

              CLASS A-3 NOTES                                                             0.00
              Per $50,000 original principal amount of the Notes                      0.000000

(ii) Amount of Interest being paid or distributed in respect of the Notes

              CLASS A-3 NOTES                                                       428,325.97
              Per $50,000 original principal amount of the Notes                    225.434722



(iii) (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

              CLASS A-3 NOTES                                                             0.00
              Per $50,000 original principal amount of the Notes                      0.000000

      (B) Remaining   Amount  of  Noteholders'   Auction  Rate  Interest
          Carryover to be paid or distributed in respect of the Notes

              CLASS A-3 NOTES                                                             0.00
              Per $50,000 original principal amount of the Notes                      0.000000

(iv)  Pool Balance at end of preceding Collection Period                        273,143,888.50

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

              CLASS A-3 NOTES                                                    95,000,000.00

(vi)  Applicable Interest Rate:
                   (a)  In general:
                        1.  Auction Rate for the prior Interest Period:

                                    CLASS A-3 NOTES
                                       PERIOD 1                                       5.650000%
                                       PERIOD 2                                       5.640000%
                                       PERIOD 3                                       5.630000%
                                    CURRENT RATE     (Based on Auction)               5.597000%

                        2.  NET LOAN RATE
                                       MONTH 1                                        6.770000%
                                       MONTH 2                                        6.596000%
                                       MONTH 3                                        6.590000%

              (b) Amount of  Interest  that would have been paid on such Note
                  Distribution Date if Interest was calculated  instead based
                  on the Net Loan Rate                                              504,571.39


(vii)  (a)   Service Fee for related Collection Period  (Pro Rata)                   33,185.93
                     Per $50,000 original principal amount of the Notes              17.466279

       (b)   Service Fee Carryover for related Collection Period
             1.  Distributed                                                              0.00
                     Per $50,000 original principal amount of the Notes               0.000000

             2.  Remaining  Balance                                                       0.00
                     Per $50,000  original  principal amount of the Notes             0.000000


(viii) Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                        1,187.50
                     Per $50,000 original principal amount of the Notes               0.625000

             2.  Auction  Agent  Fee (Pro  Rata)                                     21,422.29
                     Per $50,000 original principal amount of the Notes              11.274890

             3.  Indenture  Trustee  Fee  (Pro  Rata)                                     0.00
                     Per $50,000 original principal amount of the Notes               0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                 680.13
                     Per $50,000 original principal amount of the Notes               0.357961

             5.  Surety  Provider  Fee (Pro Rata)                                     6,544.44
                      Per $50,000 original principal amount of the Notes              3.444444


(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                                        0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                                         0.00

(xi)    Aggregate amount received with respect to Financed Student Loans for
        which Realized Losses were allocated previously                                   0.00

(xii)   (a) Amount of the distribution attributable to amounts
            in the Reserve Account                                                        0.00

        (b) Amount of any other withdrawals from the Reserve
            Account for such Distribution Date                                            0.00

        (c) Amount in the Reserve Account                                                 0.00


(xiii) Amount of any draw required to be made under a Note Surety bond (together with any other information required to make

       such draw)                                        0.00

(xiv)  (a)  Portion (if any) of the distribution attributable to amounts on
            deposit in the Pre-Funding Account                                            0.00

       (b)  Amount in the Pre-Funding Account                                         6,737.07

(xv)   Aggregate  amount  if any paid by the  Eligible  Lender  Trustee  for
       Additional Financed Student Loans during the preceding collection
       period                                                                             0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

              (a) CLASS A-1 NOTES                                                         0.00
              (b) CLASS A-1 NOTES (Only if Class___ Notes
                    have been paid in full)                                               0.00

(xvii)  Aggregate  amount (if any) paid for Financed Student Loans during the
        preceding collection period.                                                      0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to 60 days
            Delinquent                                                            1,872,780.88

        (b) Number of Financed Student Loans that are 61 to 90 days
            Delinquent                                                            1,079,221.89

        (c) Number of Financed Student Loans that are 91 to 180 days
            Delinquent                                                              702,233.19

        (d) Number of Financed Student Loans that are more than 181                 233,710.83
            days Delinquent

        (e) Number of  Financed  Student  Loans for which  claims have been filed with the  appropriate  Guarantor  and which are  awaiting
            payment                                                                  19,489.00

(xix)     Parity Percentage            Numerator         291,760,024.43
                                                         --------------
          as of        09/30/97      Denominator         291,657,890.64                 100.04%

(xx)      Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
          Holdings)                                                                  34,025.86

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                          0.00


The Money Store, Inc.



By:  \s\ Harry Puglisi
----------------------
Harry Puglisi
Treasurer